UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 5, 2008
FOUNDRY NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26689	77-0431154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4980 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(408) 207-1700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On December 5, 2008, the United States District Court for the Northern District of California, San Jose Division (the “Court”) granted preliminary approval of a Stipulation of Settlement entered into by and among (i) the derivative plaintiffs in In re Foundry Networks, Inc. Derivative Litigation, United States District Court for the Northern District of California (San Jose Division), Case No. 5:06-CV-05598-RMW (the “California Federal Action”), In re Foundry Networks, Inc. Derivative Litigation, Superior Court of the State of California, Santa Clara County, Lead Case No. 1-06-CV071651 (the “California State Action”), and Patel v. Akin, et al., Court of Chancery of the State of Delaware, New Castle County, Civil Action No. 3036-VCL (the “Delaware Action” and, collectively with the California Federal Action and the California State Action, the “Actions”); (ii) certain current and former officers, directors and employees of Foundry Networks, Inc. (the “Company”) who are named defendants in one or more of the Actions; and (iii) the Company, the nominal defendant in the Actions. The Stipulation of Settlement, a copy of which is on file with the Court, was previously disclosed in the Company’s Form 10-Q for the quarterly period ended September 30, 2008, filed with the U.S. Securities and Exchange Commission on November 6, 2008.
The proposed settlement is subject to final court approval. The Court has set a final settlement hearing for February 20, 2009 at 9:00 a.m. to determine whether the proposed settlement is fair, reasonable and adequate, whether judgment should be entered giving final approval to the proposed settlement and dismissing the California Federal Action with prejudice, and whether the application of plaintiffs’ counsel for an award of attorneys’ fees and reimbursement of expenses should be granted. The Court’s Preliminary Approval Order of December 5, 2008 requires the Company to provide a detailed notice to shareholders of the terms of the proposed settlement and the rights of shareholders with respect to the proposed settlement on a Current Report on Form 8-K. The required notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Notice of Proposed Settlement of Derivative Action and of Settlement Hearing Thereon.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2008	FOUNDRY NETWORKS, INC.
	By:	/s/ Cliff Moore
Cliff Moore
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Proposed Settlement of Derivative Action and of Settlement Hearing Thereon.